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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 2, 2000

                                 Innoveda, Inc.
             ------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


           000-20923                                   93-1137888
---------------------------------           ----------------------------------
    (Commission File Number)               (I.R.S. Employer Identification No.)

   293 Boston Post Road West
     Marlboro, Massachusetts                            01752
---------------------------------           ----------------------------------
(Address of Principal Executive Offices)             (Zip Code)

                                 (508) 480-0881
                        --------------------------------
              (Registrant's Telephone Number, Including Area Code)



                        ---------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         Innoveda, Inc. (the "Registrant") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Registrant's press release, dated June 2, 2000 (the "Press Release"), announcing that the Registrant has entered into a definitive merger agreement to acquire PADS Software, Inc., a privately held company. In the transaction, valued at approximately U.S. $32 million, a total of approximately
6.5 million shares of Innoveda common stock and approximately U.S. $2 million will be exchanged for all outstanding stock of PADS Software.

         A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not Applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not Applicable.

         (c)      EXHIBITS.

                  99.1     Press Release dated June 2, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 INNOVEDA, INC.


Date:    June 19, 2000              By:      /s/ Kevin P. O'Brien
                                            ---------------------------------
                                            KEVIN P. O'BRIEN
                                            VICE PRESIDENT, FINANCE AND
                                            CHIEF FINANCIAL OFFICER


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                                  EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION

99.1                       Press Release dated June 2, 2000.


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